U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2012

SHEA HOMES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

CALIFORNIA	333-177328	95-4240219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Brea Canyon Road, Walnut, California 91789

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (909) 594-9500

Not Applicable

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Chief Financial Officer

After discussing with Shea Homes Limited Partnership (the “Company”) the possibility of his retirement, Bruce Varker notified the Company on August 29, 2012, that he would retire as Chief Financial Officer of the Company effective September 7, 2012. In connection with his departure, the Company agreed to provide the following to Mr. Varker:

•	$330,000 bonus payable on September 7, 2012; and

•	Three months of COBRA payments valued at $4,529.01 ($1,509.67 per month).

(c) Appointment of Principal Financial Officer

On September 5, 2012, the Company announced via press release the appointment of Andrew H. Parnes as the Company’s Chief Financial Officer. Mr. Parnes will begin his duties on September 10, 2012.

Mr. Parnes, age 54, joins the Company after being an independent consultant from 2009 to the present. As a consultant, Mr. Parnes focused on real estate and financial services companies, including acting as a senior financial consultant for CoreLogic Inc. Mr. Parnes also currently serves as a director on the board of directors of Stanley Martin Homes. From 1996 to 2009, Mr. Parnes served as Executive Vice President and Chief Financial Officer of Standard Pacific Corp, a publicly traded homebuilder.

In connection with the appointment of Mr. Parnes as Chief Financial Officer, on August 22, 2012, Mr. Parnes executed an Offer Letter provided to him by the Company pursuant to which the Company offered to provide Mr. Parnes the following compensatory arrangements:

•	an initial base salary of $350,000 per year;

•

the right to participate in the Company’s discretionary bonus plan for fiscal year 2012 (with a target opportunity prorated from start date) with a target opportunity equal to 125% of his annual base salary;

•

the right to participate in the Shea Homes Appreciation Rights Plan (“SHAR Plan”) with an initial grant of 38,301 units (which is a prorated grant for fiscal year 2012 with an estimated value of $250,000 after a four year vesting period, with an interim payment in 2013 of $62,500);

•	eligibility (one year waiting period waived) to receive an employee discount of 3% for a purchase of a Company built home, up to a maximum of $15,000; and

•	eligibility to participate in the Company’s Deferred Compensation Plan for 2013 and 401(k) Retirement Savings Plan.

A copy of the Offer Letter is attached as Exhibit 10.1 to this Current Report.

There is no information that is required to be disclosed with respect to Mr. Parnes pursuant to Item 404(a) of Regulation S-K.

A copy of the Press Release announcing the appointment of Mr. Parnes is attached as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Offer Letter from Shea Homes Limited Partnership to Andrew H. Parnes.

99.1	Press Release dated September 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEA HOMES LIMITED PARTNERSHIP

By:	/s/ Ross A. Kay
	Name:	Ross A. Kay
	Title:	Senior Vice President and General Counsel

Date: September 5, 2012

Exhibit Index

Exhibit Number	Description

10.1	Offer Letter from Shea Homes Limited Partnership to Andrew H. Parnes.

99.1	Press Release dated September 5, 2012.